Contacts:
Stephan Rohaly	Darby Dye
Chief Financial Officer	Investor Relations–US
+49 89 95 95 5101	510 249 4883
srohaly@scmmicro.de	ddye@scmmicro.com

SCM MICROSYSTEMS ANNOUNCES ADJOURNMENT OF
SPECIAL MEETING

ISMANING, Germany, March 23, 2009 – SCM Microsystems, Inc. (NASDAQ: SCMM; Prime Standard, SMY), a leading provider of solutions that open the Digital World, today announced the adjournment of its special meeting held March 23, 2009 without a vote taken on the proposal to approve the issuance of shares of SCM common stock and warrants to purchase shares of SCM common stock in connection with the Company’s proposed merger with Hirsch Electronics Corporation.  The meeting has been adjourned until 10:00 a.m. on Thursday, April 16, 2009 at SCM’s U.S. office located at 41740 Christy Street, Fremont, California 94538, at which time SCM stockholders will vote on the proposal.

About SCM Microsystems, Inc.

SCM Microsystems is a leading provider of solutions that open the Digital World by enabling people to conveniently access digital content and services at work, at home and in the marketplace. The company develops, markets and sells the industry’s broadest range of smart card reader technology for secure authentication of individuals by computers, networks and facilities. The company’s customers include OEMs, governments and enterprises worldwide.  U.S. headquarters are in Fremont, California;  global headquarters are in Ismaning, Germany. For additional information, visit the SCM Microsystems website at www.scmmicro.com.

Important Information

In connection with the proposed merger transaction involving SCM Microsystems and Hirsch Electronics, SCM has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (No. 333-157067), which was declared effective on February 13, 2009.  The definitive joint proxy statement/information statement and prospectus dated February 13, 2009 was first mailed to stockholders of SCM Microsystems and shareholders of Hirsch Electronics on February 18, 2009.  SCM has filed other documents regarding the proposed transaction with the SEC and may file additional documents regarding the proposed transaction as well.  SECURITYHOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive joint proxy statement/information statement and prospectus has been mailed to SCM’s stockholders and Hirsch’s shareholders.  Stockholders of SCM and shareholders of Hirsch may obtain a copy of the joint proxy statement/information statement and prospectus, as well as other filings containing information about SCM and Hirsch, without charge, at the SEC's Internet site (http://www.sec.gov).  Copies of the joint proxy statement/information statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM Microsystems, Inc., Attention: Investor Relations, 41740 Christy Street, Fremont, California 94538 or Hirsch Electronics Corp, 1900 Carnegie Avenue, Bldg B, Santa Ana, California 92705, Attention: Secretary.

In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC, which are available at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.

THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.
SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction.  Information about SCM’s directors and executive officers is available in the joint proxy statement/information statement and prospectus and other materials referred to in the proxy statement/prospectus.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the prospective merger of SCM and Hirsch and other statements that are not historical facts.  For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent reports, including our Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed with the SEC.  SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

Note: The SCM logo is a trademark of SCM Microsystems, Inc.  Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.